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                                                                  EXHIBIT 4.1.11


                         ELEVENTH SUPPLEMENTAL INDENTURE

         Eleventh Supplemental Indenture (this "Eleventh Supplemental Indenture"), dated as of December 31, 1999, among the Company (as defined in the Indenture referred to herein), Associated Brake Supply, Inc. ("ABS"), Wheels and Brakes, Inc. ("Wheels and Brakes"), any other Guarantors (as defined in the Indenture referred to herein) party to the Indenture referred to herein and U.S. Trust Company, National Association, as trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of July 31, 1998, as supplemented by the First Supplemental Indenture dated September 30, 1998; the Second Supplemental Indenture dated December 21, 1998; the Third Supplemental Indenture dated January 14, 1999; the Fourth Supplemental Indenture dated April 20, 1999; the Fifth Supplemental Indenture dated June 7, 1999; the Sixth Supplemental Indenture dated September 27, 1999; the Seventh Supplemental Indenture dated October 1, 1999; the Eighth Supplemental Indenture dated October 8, 1999; the Ninth Supplemental Indenture dated December 6, 1999; and the Tenth Supplemental Indenture dated December 7, 1999 (as supplemented, the "Indenture"), providing for the issuance of 12% Senior Subordinated Notes due 2005 (the "Notes");

         WHEREAS, the Indenture provides that under certain circumstances the Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which subsequent Guarantors shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture (the "Guarantee");

         WHEREAS, the Company's wholly owned subsidiaries, City Truck & Trailer Parts of Alabama, Inc. ("City Truck Alabama"), City Truck & Trailer Parts of Tennessee, Inc. ("City Truck Tennessee"), City Friction, Inc. ("City Friction" and, together with City Truck Alabama and City Truck Tennessee, the "City Truck Subsidiaries"), Wheels and Brakes, Specrite Brake Company ("Specrite"), ABS, Freeway Truck Parts of Washington, Inc. ("FTP") and Associated Truck Parts of Nevada, Inc. ("ATP" and, together with FTP, the "Associated Subsidiaries"), have previously unconditionally guaranteed all of the Company's Obligations under the Notes and the Indenture;

         WHEREAS, the Indenture provides that Guarantors under the Indenture may merge with another person so long as the person surviving such merger assumes all of the Obligations of each such merged Guarantor pursuant to a supplemental indenture;

         WHEREAS, each of the City Truck Subsidiaries has merged with and into the Company, with the Company as the surviving corporation in the merger;

         WHEREAS, Specrite has merged with and into Wheels and Brakes, with Wheels and Brakes as the surviving corporation in the merger;

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         WHEREAS, each of the Associated Subsidiaries has merged with and into
ABS, with ABS as the surviving corporation in the merger;

         WHEREAS, the Indenture provides that (i) the Company must unconditionally guarantee, on a senior subordinated basis, all of the City Truck Subsidiaries' obligations under the City Truck Subsidiaries' Guarantee and the Indenture, (ii) Wheels and Brakes must unconditionally guarantee, on a senior subordinated basis, all of Specrite's obligations under Specrite's Guarantee and the Indenture and (iii) ABS must unconditionally guarantee, on a senior subordinated basis, all of the Associated Subsidiaries' obligations under the Associated Subsidiaries' Guarantee and the Indenture; and

         WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee is authorized to execute and deliver this Eleventh Supplemental Indenture;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, ABS, Wheels and Brakes and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. Agreement to Guarantee. (a) The Company irrevocably and unconditionally guarantees the Guarantee Obligations of the City Truck Subsidiaries, (b) Wheels and Brakes irrevocably and unconditionally guarantees the Guarantee Obligations of Specrite and (c) ABS irrevocably and unconditionally guarantees the Guarantee Obligations of the Associated Subsidiaries, each of which include (i) the due and punctual payment of the principal of, premium, if any, and interest and Liquidated Damages, if any, on the Notes, whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, and (to the extent permitted by law) interest on any interest and Liquidated Damages, if any, on the Notes, and the due and punctual performance of all other obligations of the Company, to the Holders or the Trustee all in accordance with the terms set forth in Article XI of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         The obligations of the Company, ABS and Wheels and Brakes to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article XI of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

         No stockholder, employee, officer, director or incorporator, as such, past, present or future of the Company, ABS or Wheels and Brakes shall have any liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.

         This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Company, ABS and Wheels and Brakes and their respective successors and assigns until full and final payment of all of the Company's obligations under the Notes and


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Indenture or until released in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

         The Obligations of the Company, ABS and Wheels and Brakes under its Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

         THE TERMS OF ARTICLE XI OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

         3. THIS ELEVENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         4. Counterparts. The parties may sign any number of copies of this Eleventh Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         5. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.


                            (signature page follows)


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         IN WITNESS WHEREOF, the parties hereto have caused this Eleventh
Supplemental Indenture to be duly executed and attested, all as of the date first above written.


                           FLEETPRIDE, INC., an Alabama corporation


                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           CITY TRUCK AND TRAILER PARTS OF ALABAMA,
                                 L.L.C., an Alabama limited liability company

                           By:   FLEETPRIDE, INC., its sole member



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           TRUCK & TRAILER PARTS, INC., a Georgia
                                 corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           FLEETPRIDE CORPORATION, a Delaware corporation
                                 as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           TRUCKPARTS, INC., a Connecticut corporation,
                                 as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    Chief Executive Officer


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                           ASSOCIATED BRAKE SUPPLY, INC., a California
                                 corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    Vice President


                           ASSOCIATED TRUCK CENTER, INC., a California
                                 corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    Vice President


                           ONYX DISTRIBUTION, INC., a California corporation,
                                 as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    Vice President


                           TISCO, INC., a California corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    Vice President


                           TISCO OF REDDING, INC., a California corporation,
                                 as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    Vice President



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                           ACTIVE GEAR, L.L.C., a Washington limited liability
                                 company, as Guarantor

                           By:   FLEETPRIDE, INC., its sole member



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           SUPERIOR TRUCK & AUTO SUPPLY, INC.,
                                 a Massachusetts corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    Vice President


                           QDSP HOLDINGS, INC., a Delaware corporation, as
                                 Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           QUALITY DISTRIBUTION SERVICE PARTNERS,
                                 INC., a Delaware corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           AUTOMOTIVE SALES COMPANY, INC., a Delaware
                                 corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President



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                           CB ACQUISITION SUB, INC., a Delaware corporation, as
                                 Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President



                           CITY SPRING WORKS, INC., a Delaware corporation, as
                                 Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           FLEETPRIDE OF AGAWAM, INC., a Delaware
                                 corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           FOUR-T SALES & SERVICE, INC., a Nebraska
                                 corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           HOLT INCORPORATED, a Delaware corporation, as
                                 Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President

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                           NEW ENGLAND TRUCK & AUTO SERVICE, INC., a
                                 Massachusetts corporation, as Guarantor


                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           PARTS DISTRIBUTING COMPANY, LTD., a Texas
                                 limited partnership, as Guarantor

                           By:   PARTS MANAGEMENT COMPANY, its General
                                 Partner



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           PARTS HOLDINGS COMPANY, a Nevada corporation,
                                 as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           PARTS MANAGEMENT COMPANY, a Texas
                                 corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           POWER EQUIPMENT INTERNATIONAL, INC., a Texas
                                 corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President

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                           POWER EXPORT DISTRIBUTING COMPANY, a Texas
                                 corporation, as Guarantor


                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           SLM POWER GROUP, INC., a Delaware corporation, as
                                 Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President



                           SPECIALIZED SALES & SERVICE, INC., an Oregon
                                 corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           TBS, INCORPORATED, an Arizona corporation, as
                                 Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           TRUCK CITY PARTS, INC., a Delaware corporation, as
                                 Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President

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                           STATS REMANUFACTURING CENTER, INC., a
                                 Nebraska corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           UNIVERSAL JOINT SALES COMPANY, INC., a
                                 Delaware corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           WHEATLEY TRUCK PARTS, INC., a Delaware
                                 corporation, as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           WHEELS AND BRAKES, INC., a Georgia corporation,
                                 as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    President


                           FLEETPRIDE WEST, INC., a Delaware corporation,
                                 as Guarantor



                           By: /s/ JOHN J. GREISCH
                               ------------------------------------------------
                               Name:     John J. Greisch
                               Title:    Vice President





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                           U.S. TRUST COMPANY, NATIONAL ASSOCIATION,
                                 as Trustee


                           By: /s/ GARRETT P. SMITH
                               ------------------------------------------------
                               Name:     Garrett P. Smith
                               Title:    Assistant Vice President